UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 26, 2018

WELLS FARGO REAL ESTATE INVESTMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36768	No. 56-1986428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
90 South Seventh Street, Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1-855-825-1437
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01  Financial Statements and Exhibits.

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Servicing Agreement and form of Loan Participation Agreement used by Wells Fargo Real Estate Investment Corporation for consumer loan participation interests purchased on or after November 26, 2018.

(d)    Exhibits

Exhibit No.	Description	Location

99.1	Form of Servicing Agreement between Wells Fargo Real Estate Investment Corporation and Wells Fargo Bank, N.A.	Filed herewith

99.2	Form of Loan Participation Agreement between Wells Fargo Bank, N.A. and Wells Fargo Real Estate Investment Corporation	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 29, 2018	WELLS FARGO REAL ESTATE INVESTMENT CORPORATION

		By:	/s/ JEANNINE E. ZAHN
Jeannine E. Zahn
Senior Vice President and Secretary

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